EXHIBIT 99.1

Platform Specialty Products Corporation Re-Affirms Its 2015 Adjusted EBITDA Guidance and Announces Preliminary Third Quarter 2015 Financial Results

WEST PALM BEACH, Fla., Oct. 27, 2015 (GLOBE NEWSWIRE) -- Platform Specialty Products Corporation (NYSE:PAH) ("Platform"), a global specialty chemicals company, today re-affirmed its previously-announced 2015 adjusted EBITDA guidance and announced preliminary results for the third fiscal quarter ended September 30, 2015 (the "Preliminary Results"). A conference call for investors and analysts will be held on Tuesday, October 27th at 8:30 a.m. (Eastern Time) during which Platform's leadership team will discuss the 2015 guidance and the Preliminary Results, provide updates and respond to questions regarding recently-announced developments. Participants will include Martin E. Franklin, Chairman, Daniel H. Leever, Chief Executive Officer, Benjamin H. Gliklich, Chief Operating Officer, Sanjiv Khattri, Chief Financial Officer, and other representatives of Platform's business units.

To listen to the investor and analyst call referenced above by telephone, please dial (855) 357-3116 (domestic) or (484) 365-2867 (international) and provide the Conference ID: 68540178. The call will be simultaneously webcast at www.platformspecialtyproducts.com.

A replay of the call and webcast will be available for three weeks shortly after completion of the live call at www.platformspecialtyproducts.com.

Note: The Preliminary Results set forth below have been prepared by, and are the responsibility of, Platform's management. These results consist of estimates derived from Platform's internal books and records and remain subject to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time Platform's financial results for the third fiscal quarter ended September 30, 2015 are finalized. Therefore, actual results may differ materially from these estimates and readers are cautioned not to place undue reliance on the Preliminary Results as they are not necessarily indicative of operating results of Platform as a combined company for any future quarter or results for the full year.

Note: Because the proposed previously-announced acquisition of the Electronic Chemicals and Photomasks businesses (the "OM Businesses") of OM Group, Inc. (the "OMG Acquisition"), and the proposed previously-announced recommended offer to acquire all of the issued and to be issued shares of Alent plc ("Alent")(the "Alent Acquisition") have not been consummated, the financial results of the OM Businesses and Alent are not reflected in the Preliminary Results. In addition, Platform's Agricultural Solutions segment was created upon consummation of the acquisition of Percival S.A., including its agrochemical business, Agriphar, in October 2014 (the "Agriphar Acquisition"). As a result, there are no directly comparable actual results for this segment for 2014.

For comparison purposes, we are presenting 2014 pro forma sales and pro forma adjusted EBITDA for the Agricultural Solutions segment as if each of the Agriphar Acquisition, the acquisition of the AgroSolutions business of Chemtura Corporation and the acquisition of Arysta LifeScience Limited had occurred as of January 1, 2014. For the three months ended September 30, 2014, the Agricultural Solutions Segment pro forma sales were $510 million and pro forma adjusted EBITDA was $86 million. For the nine months ended September 30, 2014, the Agricultural Solutions pro forma sales were $1,592 million and pro forma adjusted EBITDA was $321 million.

On a constant currency basis, for the three months ended September 30, 2014 and the three months ended September 30, 2015, we applied the quarterly average 2015 exchange rates. For the nine months ended September 30, 2014 and the nine months ended September 30, 2015, we applied the full September year-to-date average 2015 exchange rates.

Affirmed 2015 Guidance

In light of the Preliminary Results set forth below, and as previously announced on October 7, 2015, Platform expects its 2015 adjusted EBITDA to be within the range of $550 million to $570 million, excluding any impact from the OM Businesses and Alent.1

1 This guidance constitutes a profit forecast for the purposes of the U.K. City Code on Takeovers and Mergers (the "U.K. City Code"). In accordance with rule 28.1 of the U.K. City Code, Platform's announcement on October 7, 2015 contained a confirmation from the directors of Platform that the profit forecast had been properly compiled on the basis of the assumptions stated and that the basis of accounting used was consistent with Platform's accounting policies. A copy of this announcement is available at www.platformspecialtyproducts.com.

Platform Preliminary Third Quarter Results

		For the Three Months Ended:				For the Nine Months Ended:
($ in millions)		9/30/2015	9/30/2014	YoY% [1]		9/30/2015	9/30/2014	YoY% [1]
	Performance Applications:	$175 - $180	$197	-9.9%	Performance Applications:	$537 - $542	$570	-5.4%
Sales	Agricultural Solutions:	$410 - $420	N/A		Agricultural Solutions:	$1,258 - $1,268	N/A
	Total:	$585 - $600	$197	200.8%	Total:	$1,795 - $1,810	$570	216.2%

	Performance Applications:	$52 - $55	$53	0.9%	Performance Applications:	$154 - $157	$147	5.8%
	Margins:	29.7% - 30.6%	26.9%		Margins:	28.7% - 29.0%	25.8%
Adjusted EBITDA	Agricultural Solutions:	$58 - $61	N/A		Agricultural Solutions:	$254 - $257	N/A
	Margins:	14.1% - 14.5%	N/A		Margins:	20.2% - 20.3%	N/A
	Total:	$110 - $116	$53	113.2%	Total:	$408 - $414	$147	179.6%
	Margins:	18.8% - 19.3%	26.9%		Margins:	22.7% - 22.9%	25.8%

Source: Company filings and preliminary financial results, subject to completion of financial closing procedures, final adjustments and other developments. Actual results may differ from these estimates.
Note: As the proposed OMG and Alent Acquisitions have not been consummated, the financial results of the OM businesses and Alent are not reflected in the financial results presented above. The Agricultural Solutions segment was created upon consummation of the Agriphar Acquisition in October 2014. As a result, there are no comparable results for this segment for 2014. Platform expects to file its quarterly report Form 10-Q for the quarterly period ended September 30, 2015 before the filing deadline. Adjusted EBITDA is a non GAAP financial measure.
(1) Percentages are based on the mid-points of Q3 2015 ranges for sales and adjusted EBITDA.

Platform Preliminary Pro Forma Third Quarter Results

		Pro Forma @ Actual Exchange Rates (AER) [1] for the Three Months Ended:				Pro Forma @ Constant Exchange Rates (CER) [2] for the Three Months Ended:
($ in millions)		9/30/2015	9/30/2014	YoY% [3]		9/30/2015	9/30/2014	YoY% [3]
Sales	Performance Applications:	$175 - $180	$197	-9.9%	Performance Applications:	$175 - $180	$180	-1.4%
	Agricultural Solutions:	$410 - $420	$510	-18.6%	Agricultural Solutions:	$415 - $425	$409	2.7%
	Total:	$585 - $600	$707	-16.2%	Total:	$590 - $605	$590	1.3%

Adjusted EBITDA	Performance Applications:	$52 - $55	$56	-4.5%	Performance Applications:	$52 - $55	$50	7.0%
	Margins:	29.7% - 30.6%	28.4%	-30.8%	Margins:	29.7% - 30.6%	27.80%
	Agricultural Solutions:	$58 - $61	$86		Agricultural Solutions:	$59 - $63	$67	-9.0%
	Margins:	14.1% - 14.5%	16.9%		Margins:	14.2% - 14.8%	16.40%
	Total:	$110 - $116	$141	-19.9%	Total:	$111 - $117	$117	-2.6%
	Margins:	18.8% - 19.3%	19.9%		Margins:	18.8% - 19.3%	19.8%

Source: Company filings and preliminary financial results, subject to completion of financial closing procedures, final adjustments and other developments. Actual results may differ from these estimates.
Note: As the proposed OMG and Alent Acquisitions have not been consummated, the financial results of the OM businesses and Alent are not reflected in the financial results presented above. The Agricultural Solutions segment was created upon consummation of the Agriphar Acquisition in October 2014. Pro forma 2014 results for Agricultural Solutions are presented here for this segment for 2014. The company expects to file its quarterly report Form 10-Q for the quarterly period ended September 30, 2015 before the filing deadline. Adjusted EBITDA is a non GAAP financial measure.
(1) Actual average Exchange Rates (AER) for the quarter for 2014 and 2015.
(2) Average Constant Exchange Rates (CER) for Q3 2015 applied to 2014 and 2015.
(3) Percentages are based on the mid-points of Q3 2015 ranges for sales and adjusted EBITDA.

Platform Preliminary Pro Forma YTD Third Quarter Results

		Pro Forma @ Actual Exchange Rates (AER) [1] for the Nine Months Ended:				Pro Forma @ Constant Exchange Rates (CER) [2] for the Nine Months Ended:
($ in millions)		9/30/2015	9/30/2014	YoY% [3]		9/30/2015	9/30/2014	YoY% [3]
Sales	Performance Applications:	$537 - $542	$570	-5.4%	Performance Applications:	$537 - $542	$525	2.8%
	Agricultural Solutions:	$1,343 - $1,353	$1,592	-15.3%	Agricultural Solutions:	$1,361 - $1,371	$1,340	1.9%
	Total:	$1,880 - $1,895	$2,161	-12.7%	Total:	$1,898 - $1,913	$1,864	2.2%

Adjusted EBITDA	Performance Applications:	$155 - $158	$154	1.6%	Performance Applications:	$155 - $158	$141	11.0%
	Margins:	28.9% - 29.2%	27.0%		Margins:	28.9% - 29.2%	26.9%
	Agricultural Solutions:	$258 - $261	$321	-19.2%	Agricultural Solutions:	$264 - $267	$267	-0.6%
	Margins:	19.2% - 19.3%	20.2%		Margins:	19.4% - 19.5%	19.9%
	Total:	$413 - $419	$475	-12.4%	Total:	$419 - $425	$409	3.2%
	Margins:	22.0% - 22.1%	22.0%		Margins:	22.1% - 22.2%	21.9%

Source: Company filings and preliminary financial results, subject to completion of financial closing procedures, final adjustments and other developments. Actual results may differ from these estimates.
Note: As the OMG and Alent Acquisitions have not been consummated, the financial results of the OM businesses and Alent are not reflected in the financial results presented above. The Agricultural Solutions segment was created upon consummation of the Agriphar Acquisition in October 2014. Pro forma 2014 results for Agricultural Solutions are presented here for this segment for 2014. Platform expects to file its quarterly report Form 10-Q for the quarterly period ended September 30, 2015 before the filing deadline. Adjusted EBITDA is a non GAAP financial measure.
(1) Actual average Exchange Rates (AER) for the nine-months for 2014 and 2015.
(2) Average Constant Exchange Rates (CER) for nine-months of 2015 applied to 2014 and 2015.
(3) Percentages are based on the mid-points of Q3 2015 ranges for sales and adjusted EBITDA.

Earnings Release

Platform intends to release its final third quarter 2015 financial results before markets open on Wednesday, November 11th and to host a webcast/dial-in conference call to discuss these financial results at 8:00 a.m. (Eastern Time) on that day.

About Platform

Platform is a global, diversified producer of high-technology specialty chemicals and provider of technical services. The business involves the formulation of a broad range of solutions-oriented specialty chemicals, which are sold into multiple industries, including agrochemical, animal health, electronics, graphic arts, plating, and offshore oil production and drilling. More information on Platform is available at www.platformspecialtyproducts.com.

U.K. City Code Directors' Confirmations

The columns (except in relation to "sales" figures) relating to Platform's preliminary results for the three months and nine months ended September 30, 2015 under "Platform Preliminary Third Quarter Results," "Platform Preliminary Pro Forma Third Quarter Results" and "Platform Preliminary Pro Forma YTD Third Quarter Results" above constitute profit estimates (the "Platform Profit Estimates") for the purposes of the U.K. City Code, which applies in light of our proposed Alent acquisition.

In accordance with the U.K. City Code, our directors are required to provide a "directors' confirmation" in respect of the Platform Profit Estimates. The Directors of Platform have considered the Platform Profit Estimates and hereby confirm that they are valid as at the date of this release and have been properly compiled and that the basis of the accounting used in the Platform Profit Estimates is consistent with Platform's accounting policies.

The basis of preparation for the Platform Profit Estimates is included in Schedule 1 below.

In accordance with Rule 30.4 of the U.K. City Code, a copy of this press release will be available on Platform's website at www.platformspecialtyproducts.com.

Forward-Looking Statements

This release is intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 as it contains "forward-looking statements" within the meaning of the federal securities laws, which include statements regarding Platform's expected or estimated consolidated and segment revenue, consolidated and segment earnings, adjusted EBITDA margin, and the expected closing of the acquisition of the OM Businesses and Alent. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance, and are believed to be reasonable, though are inherently difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in Platform's periodic and other reports filed with the Securities and Exchange Commission, including Platform's annual report on Form 10-K for the fiscal year ended December 31, 2014 and quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2015. Platform undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Schedule 1
Platform Profit Estimates

In accordance with the U.K. City Code, the basis of preparation for the Platform Profit Estimates is set out below.

Basis of preparation

The Platform Profit Estimates have been prepared on a consistent basis with the accounting policies of Platform adopted in its consolidated financial statements for the year ended December 31, 2014, in the interim financial statements for the six months ended June 30, 2015 and expected to be adopted in the financial statements for the year ending December 31, 2015. The Platform Profit Estimates are based on the unaudited interim financial statements for the three and nine month periods ended September 30, 2015. The Platform Profit Estimates do not take into account any effects of each of the proposed acquisitions of the OM Businesses or Alent, including acquisition-related transaction fees, which are excluded.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

CONTACT: Investor Relations Contact:

         Carey Dorman
         Associate Director - Corporate Development & IR
         Platform Specialty Products Corporation
         1-561-406-8465

         Media Contacts:

         Liz Cohen
         Weber Shandwick
         1-212-445-8044

         Kelly Clausen
         Weber Shandwick
         1-212-445-8368